Exhibit 99.4


                     LEAR JET AIRCRAFT SUBLEASE AGREEMENT


          THIS LEAR JET AIRCRAFT SUBLEASE AGREEMENT (the "Sublease") is made and entered into as of the 24th day of December 2001, by and between American Trans Air ExecuJet, Inc., an Indiana corporation whose mailing address is P.O. Box 51609, Indianapolis, Indiana 46251 (hereinafter referred to as "Sublessor"), and American Trans Air, Inc., an Indiana corporation with its office at 7337 West Washington Street, Indianapolis, Indiana 46231 (hereinafter referred to as "Sublessee").

                                  WITNESSETH:

          WHEREAS, Sublessor desires to sublease to Sublessee a Lear Jet Model 35, Serial No. 436, with current Registration No. N100AT (the "Aircraft"), and all logs and records pertaining thereto; and

          WHEREAS, Sublessee desires to sublease the Aircraft from Sublessor.

                                   AGREEMENT

          NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto do hereby agree as follows:

          1. TERM. Sublessor hereby subleases the Aircraft to the Sublessee and said Sublease shall commence on the 24th day of December 2001, and shall continue through the 23rd day of December 2003, unless sooner terminated or extended as herein provided.

          2. RENTAL AND OTHER CHARGES.

          A. The Sublessee agrees to pay for the full term of this Sublease a rental in the sum of Seventy-One Thousand Dollars ($71,000.00) per month in advance. Said rental shall be paid on or before the first business day of each calendar month to Sublessor at the above-stated address, or as otherwise directed by Sublessor.

          B. In addition to the monthly payments set forth above, Sublessee shall pay Sublessor $400 per hour for each block hour flown on the Aircraft. Such payments shall be made by Sublessee by the tenth (10th) day of each month during the Term hereof.

          3. TERMINATION. Upon termination of this Sublease, Sublessee shall return the Aircraft to Sublessor at Indianapolis, Indiana, or at some other point to be mutually agreed. Upon such return, the Aircraft shall be in the same condition (i.e., for the right engine (Serial No. 89207), 1,046 hours remaining until hot section and 3,568 hours remaining until overhaul; for the left engine (Serial No. 89209), 1,263 hours remaining until hot section and 802 hours remaining until overhaul) as when delivered to Sublessee and equipped with the same or better equipment, except for reasonable wear and tear for ordinary use, subject to the provisions herein; provided, however, that reasonable wear and tear should not include the lowering of the number of engine and component hours available. If, however, the number of engine and component hours available until the next major overhaul at the time of redelivery of the Aircraft by Sublessee to Sublessor is less than 4,370 hours in the aggregate, and/or the number of engine hours available until the next hot section at the time of redelivery is less than 2,309, Sublessee shall reimburse the Sublessor for the difference at the industry standard hourly rate.

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          Sublessee shall, not less than one (1) day or more than four (4)
days prior to the termination of the Sublease, make the Aircraft available to Sublessor at Indianapolis, Indiana, or at such other airport as shall be agreeable to Sublessor, for the purpose of permitting Sublessor to make an inspection of the Aircraft. At such inspection, Sublessor shall be entitled to any acceptance flight check of not more than one hour's duration, at Sublessee's expense, and Sublessee will, at its own expense and at Sublessor's request, correct any condition of said Aircraft discovered on such acceptance check, which condition makes the Aircraft unairworthy. In the event repairs are necessary to return the Aircraft in the prescribed condition, the terms of this Sublease shall be deemed extended for the period required to enable Sublessee to make such repairs and correction (herein referred to as "Correction"). In the event the Sublessee does not proceed promptly to make such Correction, the Sublessor may retake possession of the Aircraft and rental shall thereafter continue to be payable to the Sublessor for the period reasonably required for the making of such Correction. Rent shall be paid by the Sublessee to the Sublessor on a pro-rata basis per day for such additional periods.

          In the event the Aircraft during the term of this Sublease should be lost or totally destroyed and Sublessor shall have received payment in full for all loss or damage sustained by Sublessor by reason of said total destruction, then this Sublease shall automatically be cancelled and terminated as of the date of such loss, and Sublessee shall be obligated to pay only the pro-rata rental due to the date of such loss. In the event of a partial loss, the rental shall be unabated, and if the time necessary to repair the Aircraft goes beyond the termination date of the Sublease, this Sublease shall be extended to provide sufficient time to repair the Aircraft, and full rental shall be paid during this extended period.

          4. MAINTENANCE AND OTHER EXPENSES. Sublessee shall be responsible for all maintenance on the Aircraft. Sublessor will not be responsible for any maintenance, overhaul or work resulting from anything other than ordinary wear and tear, and in any case shall have a right to reimbursement for all amounts expended.

          5. LOG BOOKS AND RECORDS. Sublessee shall maintain all log books and records pertaining to said Aircraft during the term of this Sublease and will return and deliver said log books and records to Sublessor upon return of said Aircraft to Sublessor, and will during the term of this Sublease, make them available for inspection by Sublessor or its duly authorized agents or representatives.

          6. COSTS OF INSPECTION, DIRECTIVES, ETC. Except as provided elsewhere in this Sublease, all inspections, repairs, modifications, directives and overhaul work shall be accomplished by the Sublessee and shall be performed at Sublessee's expense by personnel duly licensed to perform such work and shall be in accordance with the standards of the manufacturer and with all applicable governmental regulations.

          7. ALTERATIONS AND MODIFICATIONS. Subject to the terms of this Sublease, Sublessee shall have the right to alter, modify or make additions and improvements to the Aircraft after having obtained the prior consent of Sublessor, provided that such alterations, modifications, additions or improvements are at Sublessee's cost and do not reduce the value of the Aircraft.

          8. USE OF AIRCRAFT. Sublessee may operate the Aircraft only by pilots holding valid Federal Aviation licenses, certificates and qualifications, with the exceptions as stated in the following paragraph; provided, however, that it shall not use the Aircraft in violation of any foreign, federal, state, territorial or municipal law or regulation and shall be solely responsible for any fines, penalties or forfeitures and taxes occasioned by any violation thereof, and if such fines or penalties are imposed upon Sublessor and paid by it, Sublessee shall reimburse it therefor within ten (10) days after demand by Sublessor. Sublessee agrees that in the event of

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seizure of the Aircraft under the provisions of Title 49 of the United States
Code, Section 1473, it will indemnify the Sublessor for the payment of any civil penalty assessed under such title and section and shall, in the event of such seizure, post bond in such amount and with such terms as shall be required to cause the immediate release of the Aircraft to Sublessor.

          Sublessor, with Sublessee's prior consent, may utilize the Aircraft under the following conditions: (i) Sublessee does not require use of the Aircraft at the time use thereof is requested by Sublessor; and (ii) Sublessor shall reimburse Sublessee for all actual costs of such usage, including but not limited to fuel and landing fees and a pro-rata share of MSP premiums.

          9. NO LIENS OR ENCUMBRANCES. Sublessee shall have no right to consent to, allow or permit any liens or encumbrances on the Aircraft. Sublessee shall promptly pay and discharge all taxes, assessments and governmental charges or levies imposed upon the Aircraft. Upon Sublessee's default in the discharge of any such taxes, assessment or encumbrances, Sublessor may do so at Sublessee's expense and charge same to Sublessee, and such cost and expense thereof shall become due and payable on demand of Sublessor.

          Sublessee shall have absolute control, direction and responsibility for, and shall bear and pay all costs of operating and maintaining the Aircraft, including excise taxes, gasoline taxes, licensing fees, landing fees or any other airport fees, or any other operating expenses of whatever nature and kind as set out herein. Sublessee shall have responsibility for and shall promptly, on a pro-rata basis, reimburse Sublessor for Federal use taxes incurred by the Aircraft during the term of this Sublease. The taxes, levies and charges which Sublessee undertakes to pay under this paragraph are, except with respect to the Federal use tax, limited to those arising out of Sublessee's operation only and shall exclude such costs which relate to Sublessor's interest, ownership or income from the Aircraft or from this Sublease.

          10. INDEMNIFICATION. Sublessee agrees and covenants to indemnify, hold harmless and defend Sublessor, its directors, officers, agents and employees and any mortgagees of the Aircraft against any and all expenses, loss or damages, including reasonable attorneys' fees, caused by or arising out of, in whole or in part, the possession, management or operation of the Aircraft by Sublessee and/or its sublessees, bailees, agents or representatives. The expenses, loss or damages referred to in this paragraph do not include loss of earnings or income of Sublessor.

          11. INSPECTION. Sublessee agrees to permit Sublessor or its duly authorized agent to inspect the Aircraft at any reasonable time, and to furnish to Sublessor or its duly authorized agent any information in respect to the Aircraft and its use that Sublessor may reasonably request.

          12. ASSIGNMENT. Sublessee shall not assign its rights under this Sublease or delegate its duties under this Sublease without the prior written consent of the Sublessor. Any sublease, if agreed to in writing by Sublessor, shall contain the same terms and conditions as this Sublease, and nothing therein shall relieve Sublessee of its liability to Sublessor hereunder.

          13. INSURANCE. Sublessee shall at all times during the term of this Sublease and any extensions thereof, carry and maintain insurance with such insurers and brokers as shall be satisfactory to Sublessor; and the Sublessor, Sublessee and Union Planters Bank, or any other lending institution designated by Sublessor, shall be named as loss payees as their interests may appear in the following amounts:

          A. General liability insurance of not less than Five Hundred Million Dollars ($500,000,000.00) per occurrence and hull insurance covering all risks in an amount not less than $3,500,000.

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          B. Casualty insurance (including coverage for fire, theft and weather damage) for not less than Five Hundred Thousand Dollars ($500,000.00), with Sublessor, Sublessee and Union Planters Bank to be jointly listed as loss payees, as their interests may appear.

          C. Sublessee shall provide Sublessor with proof of the above insurance on demand.

          D. In the event of the occurrence of any loss or accident affecting the rights of either party under said insurance policies, Sublessee and Sublessor, their agents or employees shall comply with all the terms and conditions of said insurance policies and do all things necessary or proper to protect and preserve the other party's rights as named insured on said policies.

          E. Sublessee agrees to pay the cost of carrying and maintaining insurance on the Aircraft.

          14. NO WARRANTIES OR REPRESENTATIONS. SUBLESSOR MAKES NO WARRANTIES OR REPRESENTATIONS AS TO THE CONDITION, MERCHANTABILITY OR FITNESS OF THE AIRCRAFT FOR ANY PARTICULAR PURPOSE. SUBLESSOR SHALL NOT BE LIABLE FOR ANY DEFECTS, EITHER LATENT OR PATENT, IN SAID AIRCRAFT, OR FOR ANY CONSEQUENTIAL DAMAGE THEREFROM, AND SUBLESSEE WAIVES ALL WARRANTIES AND ALL OBLIGATIONS AND LIABILITIES THEREUNDER, EXPRESS OR IMPLIED, AND ALL OTHER OBLIGATIONS AND LIABILITIES OF SUBLESSOR WITH RESPECT TO THE CONDITION OR AIRWORTHINESS OF SAID AIRCRAFT OR FOR CONSEQUENTIAL DAMAGE RESULTING THEREFROM.

          15. TITLE OF SUBLESSOR. Sublessor warrants that it has sufficient title to said Aircraft and has the right and power to enter into this Sublease.

          16. NOTICES. Service of all notices under this Sublease shall be sufficient if given in writing and delivered personally to the parties subscribing below or sent by certified mail to the parties at their addresses herein above set forth, or at such addresses as the parties may provide for in writing from time to time.

          17. NO WAIVER OF BREACH. The failure of Sublessor or Sublessee in any one or more instances to insist upon strict performance or observance of one or more of the covenants or conditions hereof, or to exercise any remedy, privilege or option herein conferred upon or reserved to Sublessor or Sublessee, shall not be construed as a waiver of any future breach of any covenants or conditions or of the right to enforce the same or to exercise such privilege, option or remedy, but the same shall continue in full force and effect.

          18. TIME IS OF THE ESSENCE. Time is of the essence of this Sublease and each and every of its provisions herein. This Sublease shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

          19. GOVERNING LAWS. This Sublease, regardless of where executed, shall be construed and performance shall be determined in accordance with the laws of the State of Indiana.

          20. DEFAULT. If Sublessee defaults in any terms, covenants and conditions of this Sublease, Sublessor at its option, upon ten (10) days' prior written notice to Sublessee, may elect to terminate this Sublease, and said Sublease shall be terminated at the end of said ten (10) day

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period unless Sublessee shall correct the default within said period. In the event of such termination, Sublessee shall return said Aircraft to Sublessor at the place designated hereinbefore for return at the end of said Sublease term, and the Sublessor shall further have the right:

          A. To declare the entire amount of rent hereunder immediately due and payable without further notice or demand to Sublessee.

          B. To sue for and recover all rents and other payments it has accrued or will thereafter accrue with respect to the Aircraft.

          C. To take possession of the Aircraft without further demand or notice wherever same may be located, without any Court Order or other process of law, and Sublessee hereby waives any and all damages occasioned by said possession.

          D. To pursue any other remedy either in law or equity.

          21. INSOLVENCY OF SUBLESSEE. In the event of any act of insolvency by the Sublessee, including the application for or consent to the appointment of a receiver, trustee or liquidator for all or for a substantial part of its assets; or if the Sublessee shall be unable, or admit in writing its inability to pay its debts as they mature; or make a general assignment for the benefit of creditors; or be adjudicated as bankrupt or insolvent; or file a voluntary petition in bankruptcy or pa petition or answer seeking reorganization or an arrangement with creditors or to take advantage of any insolvency law; or file an answer admitting the material allegations of, or consent to, or default in answering, a petition filed against it in any bankruptcy reorganization or insolvency proceeding; or take any action under the laws of any applicable jurisdiction analogous to any of the foregoing; or if corporate action shall be taken by it for the purpose of effecting any of the foregoing, then and in that event, Sublessor shall have and may exercise any one or more of the remedies set forth herein, and at the option of Sublessor, this Sublease may be terminated without prior notice.

          22. NOTICE TO SUBLESSOR OF PROCEEDING. Sublessee shall furnish promptly to Sublessor notice of any material litigation that may be brought, or to the knowledge of Sublessee, threatened against Sublessee and will keep Sublessor continuously advised of any developments with respect thereto. Sublessee shall also give notice promptly to Sublessor of all proceedings before any governmental agency which, if adversely determined, would materially and adversely affect Sublessee's licenses and/or operations.

          In the event the Sublessor should be required to engage the services of an attorney to collect any sums due to it by the Sublessee hereunder, or to enforce compliance by the Sublessee with any of the terms of this Sublease, or to recover possession of the Aircraft, either from the Sublessee or from some third party, the Sublessee shall pay to the Sublessor all reasonable attorneys' fees so incurred by the Sublessor, together with any and all other reasonable costs incurred by the Sublessor in connection with such action.

          23. USE BY SUBLESSOR. Sublessor, with Sublessee's prior consent, may utilize the Aircraft under the following conditions: (i) Sublessee does not require use of the Aircraft at the time use thereof is requested by Sublessor;
(ii) Sublessor shall reimburse Sublessee for all actual costs of such usage, including but not limited to fuel and landing fees; and (iii) for each Aircraft flight hour flown by Sublessor, Sublessor shall provide Sublessee with a "flight hours credit" or an equivalent "dollar credit" (at the industry standard hourly rate) to be utilized by Sublessee pursuant to the Return Conditions section of this Agreement.

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          IN WITNESS WHEREOF, the parties have authorized this Sublease to be executed by their respective officers as of the day and year first written above.

                                           SUBLESSOR:
                                           AMERICAN TRANS AIR EXECUJET, INC.


                                           By
                                             ---------------------------------
                                               Gordon D. Moebius, Secretary

                                           SUBLESSEE:
                                           AMERICAN TRANS AIR, INC.


                                           By
                                             ---------------------------------
                                               Brian T. Hunt, Vice President
                                                 and Secretary





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